THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

ChoicePlusSM Fusion
Supplement dated November 20, 2012 to the Prospectus dated May 1, 2012

ChoicePlusSM Signature, ChoicePlusSM Rollover, ChoicePlus AssuranceSM Series
Supplement dated November 21, 2012 to the Prospectus dated May 1, 2012

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuities

ChoicePlusSM Fusion
Supplement dated November 20, 2012 to the Prospectus dated May 1, 2012

ChoicePlusSM Signature, ChoicePlus AssuranceSM Series
Supplement dated November 21, 2012 to the Prospectus dated May 1, 2012

This Supplement describes changes to the prospectus for your variable annuity contract. It is for informational purposes and requires no action on your part.

The following changes will be effective on and after December 3, 2012, unless otherwise noted:

•
The current charge for both the single life and joint life options of the Lincoln SmartSecurity® Advantage will be increased for new elections and for existing contractowners upon the next election of a step-up of the Guaranteed Amount;

•
Purchase payments totaling $1 million or more (which includes total purchase payments for all contracts issued by the Company (or its affiliates) in which you are an owner and/or annuitant) will be subject to Home Office approval (effective January 1, 2013); and

•
The age-banded percentages for calculating the Guaranteed Annual Income under Lincoln Lifetime IncomeSM Advantage 2.0 and Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds will be adjusted for new elections of these riders.

These changes result in the following revisions to your prospectus as supplemented. All other provisions of your prospectus remain unchanged.

Expense Tables

The current charge for both the single life and joint life options will be increased for new elections of the Lincoln SmartSecurity® Advantage rider on or after December 3, 2012, and for existing contractowners upon the next election of a step-up of the Guaranteed Amount on or after December 3, 2012. Except as noted, all other charges on the Expense Table remain unchanged.

Table A. the following chart and corresponding footnote replace the Lincoln SmartSecurity® Advantage charge and footnote that currently appear on Table A of your prospectus.

Optional Living Benefit Rider Charges:	Single Life	Joint Life
Lincoln SmartSecurity® Advantage*
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.85%	1.00%
*As an annualized percentage of the Guaranteed Amount (initial purchase payment or contract value at the time of election), as increased for subsequent purchase payments and step-ups and decreased by withdrawals. This charge is deducted from the contract value on a quarterly basis. For riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.65% to 0.85% (single life option) (0.85% to 1.00% joint life option) upon the next election of a step-up of the Guaranteed Amount. See Charges and Other Deductions - Lincoln SmartSecurity® Advantage Charge for further information.

Charges and Other Deductions – Rider Charges - Lincoln SmartSecurity® Advantage Charge.

The first paragraph of this section in your prospectus is deleted and replaced with the following:

While this rider is in effect, there is a charge for the Lincoln SmartSecurity® Advantage.  The rider charge is currently equal to an annual rate of:
1)
0.85% of the Guaranteed Amount (0.2125% quarterly) for the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, single life option (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected);

2)
1.00% of the Guaranteed Amount (0.25% quarterly) for the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, joint life option (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.85% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See The Contracts - Lincoln SmartSecurity® Advantage – Guaranteed Amount in your prospectus for a description of the calculation of the Guaranteed Amount.

The Contracts - Purchase Payments

The changes to the Purchase Payments section outlined below are effective January 1, 2013. All other provisions in this section of your prospectus remain unchanged.

The sentence “Purchase payments totaling $2 million or more are subject to Home Office approval” is deleted in its entirely and replaced with the following:

Purchase payments totaling $1 million or more are subject to Home Office approval.  This amount takes into consideration the total purchase payments for all contracts issued by the Company (or its affiliates) in which you are an owner and/or annuitant.

The Contracts – Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0

The following charts outline the changes to age bands and percentages that will apply to Lincoln Lifetime IncomeSM Advantage 2.0 and Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds elections on or after December 3, 2012. These charts will be added under the current charts relating to Guaranteed Annual Income Percentages by Ages in your prospectus.

Guaranteed Annual Income Percentages by Ages for Lincoln Lifetime IncomeSM Advantage 2.0 elections on or after December 3, 2012:

Age (single and joint life option)	Guaranteed Annual Income amount percentage (single and joint life option)
55-59.5	3.0%
59.5-64	3.5%
65-69	4.5%
70+	5.0%

Guaranteed Annual Income Percentages by Ages for Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds elections on or after December 3, 2012:

Age (single and joint life option)	Guaranteed Annual Income amount percentage (single and joint life option)
55-59.5	3.5%
59.5-64	4.0%
65+	5.0%

Please keep this Supplement for future reference.